Exhibit 99.1

NEWS RELEASE

NuVasive Announces Second Quarter 2021 Financial Results

-- Net sales increase driven by recovery across all procedural segments and continued strong international growth --

-- Pulse platform clinical evaluations underway in Europe following latest CE certification --

-- Company provides full-year 2021 financial guidance --

SAN DIEGO – July 28, 2021 – NuVasive, Inc. (NASDAQ: NUVA), the leader in spine technology innovation, focused on transforming spine surgery with minimally disruptive, procedurally integrated solutions, today announced financial results for the quarter ended June 30, 2021.

Second Quarter 2021 Highlights

•	Net sales increased 44.8% to $294.8 million, or 43.3% on a constant currency basis;
•	GAAP operating margin of 3.6%; Non-GAAP operating margin of 13.9%; and
•	GAAP diluted earnings per share of $0.03; Non-GAAP diluted earnings per share of $0.60.

“NuVasive continued to see the spine market stabilize throughout the second quarter, providing us the opportunity to help more surgeons and patients around the globe. Our continued investments in the cervical and anterior procedural segments and our international commercial organization are advancing both our near- and long-term growth strategy,” said J. Christopher Barry, chief executive officer of NuVasive. “Following our latest CE certification, the Pulse platform clinical evaluations and surgeon feedback have exceeded our expectations. The ability for multiple technologies to be utilized in a single, integrated platform enables surgeons to increase surgical reproducibility—a pivotal step in how NuVasive is transforming spine surgery.”

A full reconciliation of GAAP to non-GAAP financial measures can be found in the tables of this news release.

Second Quarter 2021 Results

NuVasive reported second quarter 2021 total net sales of $294.8 million, a 44.8% increase compared to $203.6 million for the second quarter 2020. On a constant currency basis, second quarter 2021 total net sales increased 43.3% compared to the same period last year. The net sales results were due to recovery from the COVID-19 pandemic across all procedural segments and continued strong international growth.

For the second quarter 2021, GAAP gross profit was $216.5 million or $217.1 million on a non-GAAP basis, compared to GAAP and non-GAAP gross profit of $123.1 million in the prior year period. GAAP gross margin was 73.4% or 73.6% on a non-GAAP basis, compared to GAAP and non-GAAP gross margin of 60.5% in the prior year period. GAAP and non-GAAP gross profit improvement was primarily driven by incremental inventory reserves taken in the second quarter of 2020 resulting from pandemic-related impacts.

For the second quarter 2021, GAAP net income was $1.8 million or diluted earnings per share of $0.03, compared to GAAP net loss of $50.0 million or diluted loss per share of $0.98 in the prior year period. Non-GAAP net income was $31.2 million or diluted earnings per share of $0.60, compared to non-GAAP net loss of $20.4 million or diluted loss per share of $0.40 in the prior year period.

Cash, cash equivalents, and investments were $204.1 million as of June 30, 2021. In April 2021, the Simplify® Cervical Disc received approval from the U.S. Food and Drug Administration for two-level cervical total disc replacement, resulting in the payment of $45.8 million for the achievement of this regulatory milestone.

2021 Financial Guidance

Today, NuVasive announced full-year 2021 financial guidance. Please see our Reconciliation of Non-GAAP Financial Guidance included in this release for a reconciliation of the GAAP and non-GAAP financial measures. For full-year 2021, the Company expects:

•	Net sales in the range of $1.19 billion to $1.21 billion;
•	Non-GAAP operating margin in the range of 14.4% to 14.9%; and
•	Non-GAAP diluted earnings per share in the range of $2.25 to $2.35.

Supplementary Financial Information

For additional financial detail, please visit the Investor Relations section of the Company's website at www.nuvasive.com to access Supplementary Financial Information.

Reconciliation of GAAP to Non-GAAP Information

Management uses certain non-GAAP financial measures such as non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude amortization of intangible assets, business transition costs, purchased in-process research and development, one-time restructuring, non-cash purchase accounting adjustments, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses from strategic investments, gains and losses from changes in fair value of derivatives, non-cash interest expense (excluding debt issuance cost) and other significant one-time items. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency utilizes an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, purchased in-process research and development, one-time restructuring, non-cash purchase accounting adjustments, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses on strategic investments, gains and losses from changes in fair value of derivatives and other significant one-time items.

Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company's current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measure.

	For the Three Months Ended June 30, 2021
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO[7]	Net Income to Adjusted EBITDA
	Reported GAAP	$216,548	$10,746	$1,799	$0.03	52,211	$1,799
	% of net sales	73.4%	3.6%
	Non-cash purchase accounting adjustments on acquisitions[1]	556	556	556			556
	Amortization of intangible assets		15,088	15,088
	Litigation related expenses and settlements[2]		1,287	1,287			1,287
	Business transition costs[3]		11,553	11,553			11,553
	European medical device regulation[4]		1,689	1,689			1,689
	Net gain on strategic investments			(2,101)			(2,101)
	Non-cash acquisition-related foreign currency impacts[5]			3,545			3,545
	Tax effect of adjustments[6]			(2,243)
	Interest expense/(income), net						4,379
	Income tax expense						5,837
	Depreciation and amortization						37,522
	Non-cash stock-based compensation						5,298
	Adjusted Non-GAAP	$217,104	$40,919	$31,173	$0.60	52,211	$71,364
	% of net sales	73.6%	13.9%				24.2%

[1]

Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.

[2]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[3]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[7]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Six Months Ended June 30, 2021
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net (Loss) Income	Diluted EPS	Diluted WASO[7]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$415,986	$23,085	$(5,711)	$(0.11)	51,473	$(5,711)
	% of net sales	73.5%	4.1%
	Non-cash purchase accounting adjustments on acquisitions[1]	742	742	742			742
	Amortization of intangible assets		28,425	28,425
	Litigation related expenses and settlements[2]		3,248	3,248			3,248
	Business transition costs[3]		17,137	17,137			17,137
	European medical device regulation[4]		3,564	3,564			3,564
	Net gain on strategic investments			(2,101)			(2,101)
	Non-cash acquisition-related foreign currency impacts[5]			13,393			13,393
	Tax effect of adjustments[6]			(8,494)
	Interest expense/(income), net						12,322
	Income tax expense						5,217
	Depreciation and amortization						73,954
	Non-cash stock-based compensation						13,007
	Adjusted Non-GAAP	$416,728	$76,201	$50,203	$0.96	52,140	$134,772
	% of net sales	73.6%	13.5%				23.8%

[1]

Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.

[2]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[3]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[7]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Three Months Ended June 30, 2020
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating (Loss)	Net (Loss)	Diluted EPS	Diluted WASO[7]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$123,107	$(37,303)	$(50,015)	$(0.98)	51,224	$(50,015)
	% of net sales	60.5%	(18.3%)
	Amortization of intangible assets		12,675	12,675
	Litigation related expenses and settlements[1]		1,187	1,187			1,187
	Business transition costs[2]		874	874			874
	Purchase of in-process research and development[3]		1,011	1,011			1,011
	European medical device regulation[4]		1,683	1,683			1,683
	Non-cash interest expense on convertible notes			9,615
	Net loss recognized on change in fair value of derivatives[5]			12,301			12,301
	Tax effect of adjustments[6]			(9,697)
	Interest expense/(income), net						16,220
	Income tax benefit						(15,170)
	Depreciation and amortization						35,166
	Non-cash stock-based compensation						5,037
	Adjusted Non-GAAP	$123,107	$(19,873)	$(20,366)	$(0.40)	51,224	$8,294
	% of net sales	60.5%	(9.8%)				4.1%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Purchase of an in-process research and development asset which had no future alternative use.
[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]	Represents the net change in fair value of the Company’s derivative asset and liability associated with the 2023 Notes.
[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[7]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Six Months Ended June 30, 2020
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating (Loss) Profit	Net (Loss) Income	Diluted EPS	Diluted WASO[7]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$311,123	$(8,984)	$(44,717)	$(0.87)	51,531	$(44,717)
	% of net sales	67.1%	(1.9%)
	Amortization of intangible assets		25,324	25,324
	Litigation related expenses and settlements[1]		4,290	4,290			4,290
	Business transition costs[2]		(566)	(566)			(566)
	Purchase of in-process research and development[3]		1,011	1,011			1,011
	European medical device regulation[4]		2,930	2,930			2,930
	Non-cash interest expense on convertible notes			15,339
	Net loss on strategic investments			1,411			1,411
	Net loss recognized on change in fair value of derivatives[5]			12,301			12,301
	Tax effect of adjustments[6]			(12,259)
	Interest expense/(income), net						27,006
	Income tax benefit						(10,343)
	Depreciation and amortization						70,138
	Non-cash stock-based compensation						2,179
	Adjusted Non-GAAP	$311,123	$24,005	$5,064	$0.10	52,148	$65,640
	% of net sales	67.1%	5.2%				14.2%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Purchase of an in-process research and development asset which had no future alternative use.
[4]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[5]	Represents the net change in fair value of the Company’s derivative asset and liability associated with the 2023 Notes.
[6]	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
[7]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

Full-Year 2021 Financial Guidance
Reconciliation of GAAP to Non-GAAP EPS

		2020 Actuals[1]	2021 Guidance Range[1,2]
	GAAP diluted earnings (loss) per share	$0.72	$0.54 - 0.64
	Impact of change to diluted share count[3]	0.01	0.00 - 0.05
	Amortization of intangible assets	0.99	1.09 - 1.14
	Non-cash interest expense on convertible notes[4]	0.79	—
	European medical device regulation[5]	0.15	0.17 - 0.22
	Other[6]	0.60	0.72 - 0.77
	Tax effect of adjustments[7]	(0.59)	(0.33) - (0.38)
	Non-GAAP diluted earnings per share	$1.23	$2.25- 2.35

[1]	Data has been intentionally rounded and may not sum.
[2]	Guidance reflects the range provided July 28, 2021.
[3]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.
[4]	Discontinuation of debt discount accretion for our Senior Convertible Notes resulting from adopting ASU 2020-06 on January 1, 2021.
[5]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[6]

Include costs primarily associated with litigation related expenses and settlements, non-cash acquisition-related foreign currency impacts, net loss recognized on change in fair value of derivatives and business transition costs. See Reconciliation of GAAP to Non-GAAP Financial Measures tables within respective earnings releases for further detail.

[7]	Represents the impact from tax effecting the adjustments above at their statutory tax rate.

Full-Year 2021 Financial Guidance
Reconciliation of GAAP to non-GAAP Operating Margin %

		2020 Actuals[1]	2021 Guidance Range[1,2]
	GAAP Operating Margin %	3.7%	6.5% - 7.0%
	Amortization of intangible assets	4.9%	4.7% - 4.9%
	European medical device regulation[3]	0.7%	0.7% - 0.9%
	Other [4]	1.8%	2.2% - 2.4%
	Non-GAAP Operating Margin %	11.1%	14.4% - 14.9%

[1]	Data has been intentionally rounded and may not sum.
[2]	Guidance reflects the range provided July 28, 2021.
[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]

Include costs primarily associated with litigation related expenses and settlements, purchase of in-process research and development, and business transition costs. See Reconciliation of GAAP to Non-GAAP Financial Measures tables within respective earnings releases for further detail.

Investor Conference Call

NuVasive will hold a conference call today at 4:30 p.m. ET / 1:30 p.m. PT to discuss the results of its financial performance for the second quarter 2021. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the Investor Relations page of the Company's website at www.nuvasive.com. After the live event, the webcast will remain available on NuVasive's website for 30 days. In addition, an audio replay of the call will be available until August 4, 2021. The replay dial-in numbers are 1-844-512-2921 for domestic callers and 1-412-317-6671 for international callers. Please use pin number: 13720558.

About NuVasive

NuVasive, Inc. (NASDAQ: NUVA) is the leader in spine technology innovation, with a mission to transform surgery, advance care, and change lives. The Company's less-invasive, procedurally integrated surgical solutions are designed to deliver reproducible and clinically proven outcomes. The Company's comprehensive procedural portfolio includes surgical access instruments, spinal implants, fixation systems, biologics, software for surgical planning, navigation and imaging solutions, magnetically adjustable implant systems for spine and orthopedics, and intraoperative neuromonitoring technology and service offerings. With more than $1 billion in net sales, NuVasive has approximately 2,700 employees and operates in more than 50 countries serving surgeons, hospitals, and patients. For more information, please visit www.nuvasive.com.

Forward-Looking Statements

NuVasive cautions you that statements included in this news release or made on the investor conference call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive's results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this news release contains selected financial results from the second quarter 2021, as well as projections for 2021 financial guidance and longer-term financial performance goals. The Company’s results for the second quarter 2021 are prior to the completion of review and audit procedures by the Company’s external auditors and are subject to adjustment. In addition, the Company's projections for 2021 financial guidance and longer-term financial performance goals represent initial estimates, and are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, the impact of the COVID-19 pandemic on the Company's business and financial results; the Company’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; risks associated with acceptance of the Company's surgical products and procedures by spine surgeons and hospitals, development and acceptance of new products or product enhancements, clinical and statistical verification of the benefits achieved via the use of NuVasive's products, the Company's ability to adequately manage inventory as it continues to release new products, its ability to recruit and retain management and key personnel, and the other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive's public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

NuVasive, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
(unaudited)	2021	2020	2021	2020
Net sales:
Products	$266,763	$183,664	$512,214	$418,351
Services	28,065	19,948	53,863	45,142
Total net sales	294,828	203,612	566,077	463,493
Cost of sales (excluding below amortization of intangible assets):
Products	58,584	64,373	111,886	116,018
Services	19,696	16,132	38,205	36,352
Total cost of sales	78,280	80,505	150,091	152,370
Gross profit	216,548	123,107	415,986	311,123
Operating expenses:
Selling, general and administrative	157,397	126,444	303,351	256,675
Research and development	21,764	19,406	43,988	37,663
Amortization of intangible assets	15,088	12,675	28,425	25,324
Purchase of in-process research and development	—	1,011	—	1,011
Business transition costs	11,553	874	17,137	(566)
Total operating expenses	205,802	160,410	392,901	320,107
Interest and other expense, net:
Interest income	9	304	96	1,035
Interest expense	(4,388)	(16,524)	(12,418)	(28,041)
Other income (expense), net	1,269	(11,662)	(11,257)	(19,070)
Total interest and other expense, net	(3,110)	(27,882)	(23,579)	(46,076)
Income (loss) before income taxes	7,636	(65,185)	(494)	(55,060)
Income tax (expense) benefit	(5,837)	15,170	(5,217)	10,343
Consolidated net income (loss)	$1,799	$(50,015)	$(5,711)	$(44,717)

Net income (loss) per share:
Basic	$0.03	$(0.98)	$(0.11)	$(0.87)
Diluted	$0.03	$(0.98)	$(0.11)	$(0.87)
Weighted average shares outstanding:
Basic	51,567	51,224	51,473	51,531
Diluted	52,211	51,224	51,473	51,531

NuVasive, Inc.
Consolidated Balance Sheets
(in thousands, except par value data)

	June 30, 2021	December 31, 2020
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$204,138	$856,869
Short-term marketable securities	—	173,145
Accounts receivable, net of allowances of $20,881 and $20,631, respectively	216,915	207,071
Inventory, net	319,734	300,623
Prepaid income taxes	3,990	4,727
Prepaid expenses and other current assets	20,971	19,749
Total current assets	765,748	1,562,184
Property and equipment, net	295,779	286,369
Intangible assets, net	278,097	152,264
Goodwill	636,727	559,553
Operating lease right-of-use assets	105,983	102,270
Deferred tax assets	46,699	15,755
Restricted cash and investments	1,494	1,494
Other assets	15,946	13,193
Total assets	$2,146,473	$2,693,082
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$110,702	$110,401
Contingent consideration liabilities	7,404	7,289
Accrued payroll and related expenses	64,902	63,421
Operating lease liabilities	9,404	7,875
Income tax liabilities	1,320	2,073
Senior convertible notes	—	645,303
Total current liabilities	193,732	836,362
Long-term senior convertible notes	881,381	766,226
Deferred tax liabilities	2,798	2,807
Operating lease liabilities	114,490	111,634
Contingent consideration liabilities	92,966	29,752
Other long-term liabilities	20,205	22,686
Commitments and contingencies
Redeemable equity component of senior convertible notes	—	4,697
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 150,000 shares authorized at June 30, 2021 and December 31, 2020; 58,332 shares issued and 51,665 outstanding at June 30, 2021; 57,945 shares issued and 51,376 outstanding at December 31, 2020	62	62
Additional paid-in capital	1,420,277	1,550,001
Accumulated other comprehensive loss	(7,622)	(7,585)
Retained earnings	104,083	45,322
Treasury stock at cost; 6,667 shares and 6,569 shares at June 30, 2021 and December 31, 2020, respectively	(675,899)	(668,882)
Total equity	840,901	918,918
Total liabilities and equity	$2,146,473	$2,693,082

NuVasive, Inc.
Consolidated Statements of Cash Flows
(in thousands)
	Six Months Ended June 30,
(unaudited)	2021	2020
Operating activities:
Consolidated net loss	$(5,711)	$(44,717)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	73,954	70,138
Amortization of non-cash interest	4,721	18,573
Stock-based compensation	13,007	2,235
Reserves on current assets	8,716	33,148
Purchase of in-process research and development	—	1,011
Net (gain) loss on strategic investments	(2,101)	1,411
Net loss on change in fair value of derivatives	—	12,301
Net loss from foreign currency adjustments	13,402	5,255
Other non-cash adjustments	13,206	2,431
Deferred income taxes	(2,942)	(5,712)
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(11,541)	25,132
Inventory	(20,442)	(32,997)
Prepaid expenses and other current assets	(1,589)	(2,727)
Accounts payable and accrued liabilities	(5,244)	1,319
Accrued payroll and related expenses	1,902	(44,388)
Income taxes	58	(9,306)
Net cash provided by operating activities	79,396	33,107
Investing activities:
Acquisition of Simplify Medical, net of cash acquired	(149,463)	—
Payment of contingent consideration for Simplify Medical	(45,850)	—
Acquisitions and investments	(500)	—
Purchases of intangible assets	(1,200)	(2,490)
Purchases of property and equipment	(53,483)	(52,065)
Purchases of marketable securities	—	(130,096)
Proceeds from sales of marketable securities	127,023	—
Proceeds from maturities of marketable securities	46,000	—
Other investing activities	180	—
Net cash used in investing activities	(77,293)	(184,651)
Financing activities:
Proceeds from the issuance of common stock	3,803	3,871
Purchases of treasury stock	(6,964)	(79,026)
Payment of contingent consideration	(3)	(7,053)
Proceeds from issuance of convertible debt, net of issuance costs	—	874,404
Proceeds from sale of warrants	—	93,915
Purchases of convertible note hedges	—	(147,825)
Payments upon settlement of senior convertible notes	(649,426)	—
Other financing activities	(671)	(2,307)
Net cash (used in) provided by financing activities	(653,261)	735,979
Effect of exchange rate changes on cash	(1,573)	(696)
(Decrease) increase in cash, cash equivalents and restricted cash	(652,731)	583,739
Cash, cash equivalents and restricted cash at beginning of period	858,363	214,528
Cash, cash equivalents and restricted cash at end of period	$205,632	$798,267

###

  Investor Contact:

Juliet C. Cunningham

NuVasive, Inc.

858-210-2129

investorrelations@nuvasive.com

Media Contact:

Amanda Rocha

NuVasive, Inc.

858-882-5062

media@nuvasive.com